UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2020
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ROSEHILL RESOURCES INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-37712	90-1184262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16200 Park Row, Suite 300
Houston, Texas, 77084
(Address of principal executive offices, including zip code)

(281) 675-3400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	ROSE	The NASDAQ Capital Market
Class A Common Stock Public Warrants	ROSEW	The NASDAQ Capital Market
Class A Common Stock Public Units	ROSEU	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☑ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Rosehill Resources Inc. (the “Company”) was held on May 19, 2020 (the “Annual Meeting”). The proposals voted upon at the Annual Meeting and the final voting results are indicated below. For additional information on these proposals, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 20, 2020.

Proposal 1 - Election of Directors

Frank Rosenberg, William E. Mayer and Gary C. Hanna were elected to continue to serve as the Company’s Class III directors, each to serve for a three-year term and until his successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal. Votes regarding the persons elected were as follows:

Nominee	For	Withhold	Broker Non-Votes
Frank Rosenberg	32,495,520	2,704,641	5,145,479
William E. Mayer	34,246,327	953,834	5,145,479
Gary C. Hanna	32,568,495	2,631,666	5,145,479

Proposal 2 - Amendment to the Certificate of Incorporation

The amendment and restatement of the Company’s Certificate of Incorporation, to clarify certain rights of holders of our Class B Common Stock, was approved. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
34,797,318	68,460	334,383	5,145,479

Proposal 3 - Ratification of the Appointment of BDO USA, LLP

The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 was ratified. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
40,170,673	174,509	458	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSEHILL RESOURCES INC.

Date: May 20, 2020	By:	/s/ R. Craig Owen
	Name:	R. Craig Owen
	Title:	Senior Vice President and Chief Financial Officer